UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 13, 2020

NV5 GLOBAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware		001-35849	45-3458017
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

200 South Park Road,	Suite 350
Hollywood,	Florida		33021
(Address of Principal Executive Offices)			(Zip Code)

(954) 495-2112
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NVEE	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 20, 2019 NV5 Global, Inc. (the “Company”) announced the completion of the acquisition of Geospatial Holdings, Inc. and its subsidiaries, including Quantum Spatial, Inc. (collectively "QSI"), a full-service geospatial solutions provider serving the North America market (the “Acquisition”).

Furnished as Exhibit 99.1 and incorporated herein by reference is the unaudited pro forma condensed combined statement of income for the year ended December 28, 2019 of the Company and QSI. The pro forma financial statement gives pro forma effect to the Acquisition. The pro forma financial statement is derived from the historical financial statements of the Company and QSI and is based on the assumptions and adjustments described therein.

We currently anticipate filing a registration statement on Form S-3 (the “Registration Statement”) in the near future.  In connection with the filing of the Registration Statement, the Company is filing this Current Report on Form 8-K for the purpose of updating the pro forma financial information included in the Current Report on Form 8-K filed on December 23, 2019, as amended on February 26, 2020 (as so amended, the “Original Form 8-K”). Other than the updated information reflected in Exhibit 99.1 hereto, no other changes have been made to the pro forma financial information previously included in the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information for the Company, after giving effect to the Acquisition and adjustments described in such pro forma information, are attached hereto as Exhibit 99.1, and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.1	The unaudited pro forma financial information for the Company, after giving effect to the Acquisition, and adjustments described in such pro forma information, for the year ended December 28, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2020

NV5 GLOBAL, INC.

By: /s/ Richard Tong Name: Richard Tong Title: Executive Vice President and General Counsel